Exhibit 32.2

Certification by the Senior Vice President – Acting Chief Accounting Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Paul J. Weaver, Senior Vice President – Acting Chief Accounting Officer of the Federal Home Loan Bank of Indianapolis certify that, to the best of my knowledge:

1. The Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2007 (“Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 13, 2007

By:	/s/ PAUL J. WEAVER
Name:	Paul J. Weaver
Title:	Senior Vice President – Acting Chief Accounting Officer